UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

GLUCOTRACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41141	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Rte. 17 North, Ste. 800, Rutherford, NJ	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 842-7715

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GCTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Glucotrack, Inc., a Delaware corporation (the “Company”), filed with the Delaware Secretary of State a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”), which became effective at 4:30 p.m., Eastern Time, on August 28, 2026 (the “Effective Time”), to effect a one-for-fifteen (1-for-15) reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Reverse Stock Split was approved by the Company’s stockholders at the 2026 annual meeting of the stockholders on August 18, 2026.

As a result of the Reverse Stock Split, every 15 shares of issued and outstanding Common Stock were automatically combined into one (1) issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would have been entitled to receive fractional shares because they held a number of shares not evenly divisible by the Reverse Stock Split ratio were entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. The Reverse Stock Split did not change the total number of authorized shares of Common Stock, which remains 250,000,000 shares.

Following the Reverse Stock Split, the number of shares of Common Stock outstanding was proportionally reduced from 11,972,157 shares to approximately 798,144 shares as of immediately prior to the Effective Time. The shares of Common Stock underlying the Company’s outstanding stock options and warrants were similarly adjusted along with corresponding adjustments to their exercise prices.

The Company’s transfer agent, VStock Transfer, LLC, is acting as the exchange agent for the Reverse Stock Split and will send each stockholder of record a transaction statement indicating the number of shares of Common Stock the stockholder holds after the Reverse Stock Split. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split.

The Common Stock will begin trading on a reverse stock split-adjusted basis upon market open on August 31, 2026. The ticker symbol for the Common Stock will remain “GCTK.” The new CUSIP number for the Common Stock following the Reverse Stock Split will be 45824Q887.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01 Other Events

The tables below set forth the impact of the Reverse Stock Split on the Company’s net loss per common share - basic and diluted; weighted average common shares outstanding - basic and diluted; and shares issued and outstanding, for the years ended December 31, 2025 and 2024, the three months ended March 31, 2026 and 2025, the three months ended June 30, 2026 and 2025, and the six months ended June 30, 2026 and 2025.

	In thousands of US Dollars (except share and per share amounts)
	PRE SPLIT (1)		POST SPLIT (1)
	YEAR ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2025	2024	2025	2024
Comprehensive net loss	$19,339	$22,573	$19,339	$22,573
Net loss per common share - basic	$31.22	$4,106	$468.30	$61,590
Net loss per common share - diluted	$31.22	$4,106	$468.30	$61,590
Weighted average common shares outstanding - basic	621,094	5,503	41,406	367
Weighted average common shares outstanding - diluted	621,094	5,503	41,406	367
Common stock outstanding at year end	910,688	13,409	60,713	894

	In thousands of US Dollars (except share and per share amounts)
	PRE SPLIT (2)		POST SPLIT (2)
	3 MONTHS ENDED MARCH 31,		3 MONTHS ENDED MARCH 31,
	2026	2025	2026	2025
Comprehensive net loss	$4,331	$6,797	$4,331	$6,797
Net loss per common share - basic	$2.65	$40.14	$39.75	$602.10
Net loss per common share - diluted	$2.65	$40.14	$39.75	$602.10
Weighted average common shares outstanding - basic	1,638,128	169,345	109,209	11,290
Weighted average common shares outstanding - diluted	1,638,128	169,345	109,209	11,290
Common stock outstanding at period end	2,524,279	426,431	168,285	28,429

	In thousands of US Dollars (except share and per share amounts)
	PRE SPLIT (3)		POST SPLIT (3)
	3 MONTHS ENDED JUNE 30,		3 MONTHS ENDED JUNE 30,
	2026	2025	2026	2025
Comprehensive net loss	$3,806	$4,727	$3,806	$4,727
Net loss per common share - basic	$0.76	$9.62	$11.40	$144.30
Net loss per common share - diluted	$0.76	$9.62	$11.40	$144.30
Weighted average common shares outstanding - basic	5,009,085	494,504	333,939	32,967
Weighted average common shares outstanding - diluted	5,009,085	494,504	333,939	32,967
Common stock outstanding at period end	6,259,279	899,410	417,285	59,961

	In thousands of US Dollars (except share and per share amounts)
	PRE SPLIT (3)		POST SPLIT (3)
	6 MONTHS ENDED JUNE 30,		6 MONTHS ENDED JUNE 30,
	2026	2025	2026	2025
Comprehensive net loss	$8,137	$11,524	$8,137	$11,524
Net loss per common share - basic	$2.44	$34.81	$36.60	$522.15
Net loss per common share - diluted	$2.44	$34.81	$36.60	$522.15
Weighted average common shares outstanding - basic	3,332,919	332,931	222,195	22,195
Weighted average common shares outstanding - diluted	3,332,919	332,931	222,195	22,195
Common stock outstanding at period end	6,259,279	899,410	417,285	59,961

(1)	The pre-split amounts represent the amounts reported in the Company’s Form 10-K filed on March 30, 2026. The post-split amounts include the effects of the 1 for 15 reverse stock split completed in August 2026.
(2)	The pre-split amounts represent the amounts reported in the Company’s Form 10-Q filed on May 14, 2026. The post-split amounts include the effects of the 1 for 15 reverse stock split completed in August 2026.
(3)	The pre-split amounts represent the amounts reported in the Company’s Form 10-Q filed on August 14, 2026. The post-split amounts include the effects of the 1 for 15 reverse stock split completed in August 2026.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on August 28, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2026

GLUCOTRACK, INC.

	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer